UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

Vince Holding Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36212	75-3264870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue 20th Floor
New York, New York		10110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 323 421-5980

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VNCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset and Equity Purchase Agreement

On August 24, 2026, OWL Opco, LLC, a Delaware limited liability company (“Equity Buyer”) and wholly owned indirect subsidiary of Vince Holding Corp., a Delaware corporation (the “Company”), entered into an Asset and Equity Purchase Agreement (the “Purchase Agreement”), by and among Equity Buyer, Aubrey Drake Graham (“Drake”), ABG-OVO, LLC, a newly formed Delaware limited liability company (“ABG OVO” or “IP Buyer”) and an indirect subsidiary of Authentic Brands Group LLC, a Delaware limited liability company (“Authentic”), Authentic, October’s Very Own IP Holdings, an Ontario general partnership (the “IP Seller”), October’s Very Own ULC, a British Columbia unlimited liability company (the “Equity Seller,” together with IP Seller, the “Sellers,”), October’s Very Own Merchandising Inc., an Ontario corporation (the “Canadian OVO Company”), October’s Very Own Merchandising US Inc., a Delaware corporation (the “US OVO Company”), and October’s Very Own Merchandising Ltd., a company organized under the laws of England and Wales (the “UK OVO Company” and, collectively with the Canadian OVO Company and the US OVO Company, the “OVO Companies”).

The Purchase Agreement provides for the following series of transactions (i) the IP Buyer will purchase from the IP Seller, and the IP Seller will sell to the IP Buyer, the intellectual property assets of the IP Seller (the “Asset Purchase Transaction”) (ii) the Equity Seller will subscribe for, and the Canadian OVO Company will issue to the Equity Seller, certain shares of the Canadian OVO Company (such subscription and issuance, the “Subscription Transaction”), (iii) the Sellers will cause the repayment and satisfaction in full of the OVO Debt (as defined in the Purchase Agreement), including, but not limited to, the automatic and unconditional release, termination and discharge in full of all liens (other than permitted liens) related thereto (such transactions, collectively, the “Repayment of Debt”) and (iv) the Equity Buyer will purchase from the Equity Seller, and the Equity Seller will sell to the Equity Buyer, all of the issued and outstanding equity of the OVO Companies (including, for the avoidance of doubt, the shares issued in the Subscription Transaction) (the “Equity Purchase Transaction”), such that the Equity Buyer will acquire the OVO Companies free of the OVO Debt. The Asset Purchase Transaction, Subscription Transaction and the Repayment of Debt are effected among the IP Buyer, Sellers and/or the OVO Companies prior to the Equity Purchase Transaction, and neither the Company nor any of its subsidiaries will subscribe for any equity of the OVO Companies or fund the Repayment of Debt. The Purchase Agreement, including the Asset Purchase Transaction, the Subscription Transaction, the Repayment of Debt, and the Equity Purchase Transaction, closed on August 24, 2026.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K. Schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

License Agreement

On August 24, 2026, ABG OVO and Equity Buyer (for purposes of this agreement and as also referenced in this Current Report on Form 8-K, "Licensee"), an affiliate of the Company, entered into a License Agreement (the “License Agreement”).

The License Agreement provides Licensee with a license to use the Licensed Property (as defined in the License Agreement) in the Territory, which is defined as the United States and Canada (the “Core Territory”), together with the rest of the world outside the Core Territory, excluding Cuba, Iran, Burma (Myanmar), Sudan, North Korea, Russia, and Syria (the “Option Territory”), which Option Territory may be changed unilaterally by ABG OVO at any time after the effective date of the License Agreement, provided that Licensee shall have a right of first offer to retain as part of its Core Territory certain European countries defined in the License Agreement as the Europe ROFO Territory. Licensee may use the Licensed Property to design, manufacture, promote, market, distribute, and sell ready-to-wear Sportswear Products, Outerwear Products, and Golf Apparel Products (each as defined in the License Agreement and collectively, the “Core Products”) and Hosiery Products, Hydration Bottle Products, Headwear Products, and Accessories (each as defined in the License Agreement and collectively, the “Option Products,” together with the Core Products, the “Licensed Products”), which Option Products may be changed unilaterally by ABG OVO at any time after the effective date of the License Agreement.

Subject to ABG OVO’s rights to unilaterally change the Option Territory and Option Products, ABG OVO shall not undertake, or authorize a third party to undertake, among other things, (i) the distribution and sale of Products bearing the Licensed Property to be sold in the Territory; (ii) the operation of Licensed Property-branded retail locations located in the Territory; (iii) the operation of the website www.octobersveryown.comin the Territory; or (iv) the operation of any e-commerce website, including any mobile variations thereof, that is in each case branded with the Licensed Property for the sale of Products into the Territory.

The initial term of the License Agreement begins on the date on which the Closing actually occurs (the “Closing Date”) and ends at the end of Licensee’s 2036 fiscal year, unless sooner terminated pursuant to the terms of the License Agreement (the “Initial Term”). Licensee has the option to renew the License Agreement on the terms set forth in the License Agreement for three consecutive periods of seven years each, unless the License Agreement is sooner terminated pursuant to its terms or Licensee is in material breach of the License Agreement and such breach has not been cured within the specified cure period (each such period, a “Renewal Term” and collectively with the Initial Term, the “Term”). Licensee may elect not to renew the term for a renewal term. Licensee may terminate the License Agreement if ABG OVO materially breaches any of its express representations or express warranties therein, and such breach has not been cured within the specified cure period. ABG OVO may terminate the License Agreement in the event Licensee materially breaches the License Agreement and such breach has not been cured within the specified cure period. In addition, ABG OVO may terminate the License Agreement in the event of: (i) Licensee’s failure to make any payment required under the License Agreement if such failure is not cured within the specified cure period; (ii) Licensee’s failure to comply with the same provision of the License Agreement after recurrence and if such failure is not cured within the specified cure period; (iii) Licensee’s failure to operate and/or maintain the minimum number of retail store locations specified in the License Agreement for the applicable contract year; (iv) Licensee’s failure to procure or maintain insurance required under the License Agreement; (v) Licensee’s gross negligence or wanton misconduct if such actions are not cured within the specified cure period; (vi) the cessation of Licensee’s operations; (vii) Licensee makes an assignment for the benefit of creditors or files for bankruptcy, insolvency or similar laws, if such filing is not dismissed or stayed within the specified period; or (viii) Licensee’s failure to achieve Minimum Net Sales in the applicable Contract Years (in each case as defined in the License Agreement). Licensee will pay ABG OVO a royalty on net sales of Licensed Products and will commit to an annual guaranteed minimum royalty that increases over the initial term and annual minimum net sales as specified in the License Agreement, in each case, during the initial term of the License Agreement. The annual guaranteed minimum royalty and annual minimum net sales for each subsequent renewal term will be the greater of (i) a percentage as set forth in the License Agreement of the guaranteed minimum royalty or the minimum net sales (as applicable) of the final year of the immediately preceding contract period, and (ii) a percentage of the average of actual earned Royalties (as defined in the License Agreement, with respect to the guaranteed minimum royalty) or actual Net Sales (as defined in the License Agreement, with respect to the annual minimum net sales) during certain years as set forth in the License Agreement of the preceding initial term or renewal term (as applicable). Licensee will pay royalties comprised of a single digit percentage of net sales arising from retail and e-commerce sales of Licensed Products, and a percentage of net sales ten percent (10%) or lower arising from wholesale sales of such Licensed Products.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement, filed as Exhibit 10.2 to this Current Report on Form 8-K.

Units Assignment Agreement

On August 24, 2026, Equity Buyer (for purposes of this agreement and as also referenced in this Current Report on Form 8-K, "Assignee") entered into an Assignment of Units by and among Assignee, October’s Very Own ULC (“Assignor”) and ABG Intermediate Holdings 2, LLC (the “Managing Member”) (the “Units Assignment Agreement”).

The Units Assignment Agreement provides that Assignee will acquire from Assignor certain Class A Units representing a 5% Percentage Interest in ABG OVO (the “Assigned Units”) (such acquisition, the “Units Purchase Transaction”) for a total purchase price of $6,000,000. Following the consummation of the transactions and agreements contemplated by the Units Assignment Agreement, Assignee will become a minority member of ABG OVO under ABG OVO’s amended and restated limited liability company agreement (the “ABG-OVO LLCA”). Under the ABG-OVO LLCA, Assignee will have certain minority protections typical for an investment of this type.

The foregoing description of the Units Assignment Agreement does not purport to be complete and is qualified in its entirety by reference to the Units Assignment Agreement, filed as Exhibit 10.4 to this Current Report on Form 8-K. The foregoing description of the ABG-OVO LLCA is a summary of certain provisions thereof and does not purport to be complete.

Third Amendment to Credit Agreement

On August 24, 2026, V Opco, LLC (f/k/a Vince, LLC), a Delaware limited liability company (the “Borrower”), a wholly owned indirect subsidiary of the Company, entered into that certain Third Amendment to Credit Agreement (the “Third Amendment”) to that certain Credit Agreement (the “ABL Credit Agreement,” the ABL Credit Agreement as amended by that certain First Amendment to Credit Agreement, dated as of January 22, 2025, that certain Second Amendment to Credit Agreement, dated as of March 18, 2026 and the Third Amendment, the “Amended ABL Credit Agreement,” and the credit facility pursuant to the Amended ABL Credit Agreement, the “ABL Credit Facility”), dated as of June 23, 2023, by and among the Borrower, the guarantors named therein, Bank of America, N.A. (“BofA”), as Agent, the other lenders from time to time party thereto, and BofA Securities, Inc., as sole lead arranger and sole bookrunner. The ABL Credit Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 26, 2023, and is incorporated herein by reference. Capitalized terms not otherwise defined in this paragraph shall have the meanings ascribed to them in the Amended ABL Credit Agreement. The Third Amendment makes certain modifications to, among other things, (i) permit the consummation of the transactions contemplated by the Purchase Agreement, (ii) designate BN Opco, LLC and its subsidiaries (including the OVO Companies) as unrestricted subsidiaries under the ABL Credit Facility, and (iii) make certain related modifications to provisions governing unrestricted subsidiaries and related covenants.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On August 27, 2026, the Company issued a press release regarding the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company intends to use the investor presentation furnished as Exhibit 99.2 to this Current Report on Form 8-K, in whole or in part, in one or more meetings with existing and/or potential investors.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 hereto, which the registrant furnished in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Asset and Equity Purchase Agreement, dated as of August 24, 2026, by and among Equity Buyer, Drake, ABG OVO, Authentic, IP Seller, Equity Seller, and the OVO Companies.
10.2	License Agreement, dated as of August 24, 2026, by and between ABG OVO and OWL Opco, LLC.*
10.3

Third Amendment to Credit Agreement, dated as of August 24, 2026, by and among V Opco, LLC, the other Loan Parties, the lenders party thereto, the L/C issuers party thereto, and Bank of America, N.A., as administrative agent and collateral agent.

10.4	Units Assignment Agreement, dated as of August 24, 2026, by and among OWL Opco, LLC, October’s Very Own ULC and ABG Intermediate Holdings 2, LLC.
99.1	Press Release of the Company, dated August 27, 2026.
99.2	Investor Presentation, dated August 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Portions of this exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K and Instruction 6 to Item 1.01 of Form 8-K because they are both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINCE HOLDING CORP.

Date:	August 27, 2026	By:	/s/ Brendan Hoffman
		Name: Title:	Brendan Hoffman Chief Executive Officer